DELAWARE GROUP® EQUITY FUNDS V

Delaware Dividend Income Fund (the “Fund”)

Supplement to the Fund's Summary and Statutory Prospectuses (the “Prospectuses”)
each dated March 29, 2016

At a meeting on May 18, 2016, Delaware Group Equity Funds V’s Board of Trustees approved a change to the name of the Fund.  Effective as of June 30, 2016, the name of the Fund will change from “Delaware Dividend Income Fund” to “Delaware Wealth Builder Fund.”

Consistent with these changes:

All references to "Delaware Dividend Income Fund” are hereby replaced with "Delaware Wealth Builder Fund” in the Fund’s Prospectuses.

The following information is added to the sections entitled, “What are the Fund’s principal investment strategies?” in the Prospectuses and “How we management the Fund — Our principal investment strategies” in the statutory prospectus:

Investment in the Fund does not in any way provide an indication of future performance or a guarantee of positive returns.

Neither Delaware Management Company nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Please keep this Supplement for future reference.

This Supplement is dated June 30, 2016.